SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 1997
                                                   -------------------
        First Deposit National Bank on behalf of the Providian Master Trust
                  (formerly, the First Deposit Master Trust)
               (Issuer in respect of the Providian Master Trust
                5.75% Asset-Backed Certificates, Series 1993-2
             Remarketed Asset-Backed Certificates, Series 1993-3
                6.90% Asset-Backed Certificates, Series 1994-1
            Floating Rate Asset-Backed Certificates, Series 1995-1
                6.05% Asset-Backed Certificates, Series 1995-2
            Floating Rate Asset-Backed Certificates, Series 1996-1
            Floating Rate Asset-Backed Certificates, Series 1997-1
           Floating Rate Asset-Backed Certificates, Series 1997-2)
              (Exact name of registrant as specified in charter)

                                          33-59922
                                          33-84844
                                          33-99462
     United States of America            333-22131            02-0118519
     -------------------------------     -------------       -------------------
     (State or other jurisdiction of    (Commission          (I.R.S. Employer
     incorporation or organization)      File No.)           Identification No.)


            295 Main Street
         Tilton, New Hampshire                              03276
   ----------------------------------------               -----------
   (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (603) 286-4348
                                                     ---------------------

                   Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5.  Other Events.

Exhibit 19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993-2 with respect to the April 15, 1997 Distribution Date.

Exhibit 19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the April 15, 1997 Distribution Date.

Exhibit 19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the April 15, 1997 Distribution Date.

Exhibit 19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the April 15, 1997 Distribution Date.

Exhibit 19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the April 15, 1997 Distribution Date.

Exhibit 19.6 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1997-1 with respect to the April 15, 1997 Distribution Date.

Exhibit 19.7 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1997-2 with respect to the April 15, 1997 Distribution Date.

                                        Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                           PROVIDIAN MASTER TRUST

                                           By:  FIRST DEPOSIT NATIONAL BANK,
                                                Servicer


                                            By: /s/ Robert W. Molke
                                                ----------------------------
                                                Robert W. Molke
                                                Vice President


Date:  April 17, 1997
       -----------------


                                   EXHIBIT INDEX


Exhibit No.


19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993-2 with respect to the April 15, 1997 Distribution Date.

19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the April 15, 1997 Distribution Date.

19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the April 15, 1997 Distribution Date.

19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the April 15, 1997 Distribution Date.

19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the April 15, 1997 Distribution Date.

19.6 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1997-1 with respect to the April 15, 1997 Distribution Date.

19.7 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1997-2 with respect to the April 15, 1997 Distribution Date.